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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 16, 2005

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                             SCHOLASTIC CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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          DELAWARE                       000-19860               13-3385513
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


               557 BROADWAY, NEW YORK,                               10012
                       NEW YORK                                   (ZIP CODE)
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 343-6100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1.   AGREEMENT WITH BARBARA A. MARCUS

Scholastic Inc. (the "Company"), the principal operating subsidiary of Scholastic Corporation, entered into an agreement with Barbara A. Marcus, its Executive Vice President and President, Children's Book Publishing and Distribution, effective July 16, 2005, with regard to changes in her employment status (the "Agreement"). The key terms of the Agreement are briefly summarized below. The following summary description is qualified in its entirety by reference to the Agreement, which is attached to this Form 8-K and is incorporated herein by reference.

DUTIES. Ms. Marcus will resign her current position effective July 22, 2005 and will thereafter have the title of Director, Special Projects, reporting directly to the Company's Chairman, President and Chief Executive Officer, through January 23, 2007.

COMPENSATION. Ms. Marcus's annual base salary will be $80,000, and she will be eligible to receive a bonus of $550,000 based upon achievement of certain sales targets. The Agreement also contains a non-competition clause that provides for an aggregate payment of $1,629,204 to be paid in installments at three month intervals through January 23, 2007.

OTHER BENEFITS: Ms. Marcus will be eligible to participate in other benefits arrangements available to Company employees, including the Company's pension, 401(k) and medical benefit plans, through January 23, 2007.

2.   APPROVAL OF ANNUAL CASH INCENTIVE PROGRAM

  Under the Company's Management Incentive Plan, annual incentive targets are established by the Human Resources and Compensation Committee ("HRCC") of the Board of Directors for certain levels of management, including executive officers. Incentive potentials for executive officers are set at percentages of their base salaries deemed appropriate for their current positions. On July 19, 2005, the HRCC approved, under the Company's Management Incentive Plan, an annual executive incentive program, for the fiscal year ending May 31, 2006 (the "2006 Program"), providing for performance-based cash incentive awards for the Company's executive officers, conditioned on the achievement of specified performance goals for the fiscal year. Eligible participants under the 2006 Program include all of the Company's executive officers.

  Under the 2006 Program, each executive participant is eligible to receive a cash payment based upon a percentage of annual salary, ranging from 45% to 100%, depending upon the individual's current position. The incentives are based upon
(i) the Company achieving certain financial performance targets in fiscal 2006 relating to corporate earnings per share, corporate free cash flow (as defined by the Company), as well as certain diversity goals directed to enhancing the diversity of both the Company' work force and vendor base, (ii) divisional operating profit, divisional cash contribution and/or function budget and (iii) the individual executive officer's achieving specific performance goals related to his or her operational or functional responsibilities. Bonuses are capped at 150% of base salary, if performance exceeds target levels.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A)    NOT APPLICABLE

(B)    NOT APPLICABLE

(C)    THE FOLLOWING EXHIBIT IS FILED AS PART OF THIS REPORT:

       10.1   Agreement between Barbara A. Marcus and the Company.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 21, 2005                    SCHOLASTIC CORPORATION
                                        (Registrant)

                                        /s/ Mary A. Winston
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                                        Name:  Mary A. Winston
                                        Title: Executive Vice President and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

NUMBER        EXHIBIT
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10.1          Agreement between Barbara A. Marcus and Scholastic Inc.